UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019

Monocle Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38801 (Commission File Number)	83-1751907 (I.R.S. Employer Identification No.)

750 Lexington Avenue, Suite 1501 New York, NY (Address of principal executive offices)	10022 (Zip Code)

(212) 446-6981 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.  Unregistered Sales of Equity Securities.

On February 11, 2019, simultaneously with the consummation of the initial public offering (the “IPO”) of units (“Units”) of Monocle Acquisition Corporation (the “Company”), the Company consummated the private placement (the “Private Placement”) of an aggregate of 717,500 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $7,175,000, to Monocle Partners, LLC (the “Sponsor”) and Cowen Investments II LLC (“Cowen Investments”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act of 1933 (as amended, the “Securities Act”). In the Private Placement, the Sponsor purchased 591,334 Private Units and Cowen Investments purchased 126,166 Private Units. The Private Units are identical to the Units, except that if held by the original holder or their permitted assigns, the underlying warrants (i) may be exercised on a cashless basis, (ii) are not subject to redemption and (iii) with respect to private warrants held by Cowen Investments, will not be exercisable more than five years after the Effective Date of the Registration Statement (as such terms are defined in Item 8.01 below). If the Private Units are held by holders other than the initial purchasers or their permitted transferees, then the warrants included in the Private Units will be redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the Units sold in the IPO. In addition, the Private Units (and the securities underlying the Private Units) will, subject to certain limited exceptions, be subject to transfer restrictions until after the completion of the Company’s initial business combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 6, 2019, the following individuals were appointed to the board of directors of the Company: Sai S. Devabhaktuni, C. Robert Kehler, Donald W. Manvel and John C. Pescatore. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated by reference herein.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 6, 2019, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of up to 200,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and up to 5,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

On February 11, 2019, the Company completed its IPO of 17,250,000 Units, including the issuance of 2,250,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one share of Common Stock and one redeemable warrant (“Warrant”). Each Warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share. The Company completed its IPO pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-228470) (the “Registration Statement”). The Registration Statement was declared effective by the U.S. Securities and Exchange Commission on February 6, 2019 (the “Effective Date”).

In connection with the effectiveness of the Registration Statement and the closing of the IPO, the Company entered into the following agreements:

•	An Underwriting Agreement, dated February 6, 2019, between the Company and Cowen and Company, LLC (“Cowen”), as representative of the several underwriters;

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•	A Business Combination Marketing Agreement, dated February 6, 2019, among the Company, Cowen and Chardan Capital Markets, LLC;

•	A Warrant Agreement, dated February 6, 2019, between the Company and Continental Stock Transfer & Trust Company (“Continental”);

•	A Letter Agreement, dated February 6, 2019, among the Company, the Sponsor, Cowen Investments and each of the officers and directors of the Company;

•	An Investment Management Trust Agreement, dated February 6, 2019, between the Company and Continental;

•	A Unit Purchase Agreement, dated February 6, 2019, between the Company and the Sponsor;

•	A Unit Purchase Agreement, dated February 6, 2019, between the Company and Cowen Investments;

•	A Registration Rights Agreement, dated February 6, 2019, among the Company, the Sponsor, Cowen Investments and the initial stockholders party thereto; and

•	An Administrative Services Agreement, dated February 6, 2019, between the Company and Monocle Management LLC.

A total of $174,225,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account will be released from the Trust Account until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares in connection with a stockholder vote to amend any provisions of the Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company is unable to complete an initial business combination within the required time period or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of 100% of the Company’s public shares if the Company is unable to complete an initial business combination within the required time period.

In connection with the IPO, the Company issued press releases announcing the pricing and closing of the IPO, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 6, 2019, between the Company and Cowen and Company, LLC

1.2	Business Combination Marketing Agreement, dated February 6, 2019, among the Company, Cowen and Company, LLC and Chardan Capital Markets, LLC

3.1	Amended and Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated February 6, 2019, between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated February 6, 2019, among the Company, Monocle Partners, LLC, Cowen Investments II LLC and each of the officers and directors of the Company

10.2	Investment Management Trust Agreement, dated February 6, 2019, between the Company and Continental Stock Transfer & Trust Company

10.3	Unit Purchase Agreement, dated February 6, 2019, between the Company and Monocle Partners, LLC

10.4	Unit Purchase Agreement, dated February 6, 2019, between the Company and Cowen Investments II LLC

10.5	Registration Rights Agreement, dated February 6, 2019, among the Company, Monocle Partners, LLC, Cowen Investments II LLC and the initial stockholders

10.6	Administrative Services Agreement, dated February 6, 2019, between the Company and Monocle Management LLC

99.1	Press release, dated February 6, 2019

99.2	Press release, dated February 11, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOCLE ACQUISITION CORPORATION

By:	/s/ Eric J. Zahler
Name:	Eric J. Zahler
Title:	President and Chief Executive Officer

Date: February 12, 2019

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